Fifth Third Funds
	Class A Shares	(FSPIX)
Fifth Third Dividend Growth Fund	Class B Shares	(FTPBX)
Summary Prospectus	Class C Shares	(FTPCX)
Dated November 23, 2011	Institutional Shares	(FPFIX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 23, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go online at http://www.fifththirdfunds.com or call 800.282.5706 or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective
Long-term capital appreciation.

Fees and Expenses of the Fund
 The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Applicable Sales Charges for the Funds on page 115 of the Fund’s Prospectus and, in the Fund’s Statement of Additional Information, in Purchasing Shares of the Funds on page 77.

SHAREHOLDER FEES				Institutional
(fees paid directly from your investment)	Class A	Class B	Class C	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	5.00%[2]	1.00%[3]	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	None	None	None	None

ANNUAL OPERATING EXPENSES				Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Shares

Management Fees	0.80%	0.80%	0.80%	0.80%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.75%	None

Other Expenses	2.52%	2.53%	2.77%	2.51%

Total Annual Fund Operating Expenses	3.57%	4.33%	4.32%	3.31%

Fee Waiver and/or Expense Reimbursement[4]	2.59%	2.60%	2.59%	2.58%

Total Annual Fund Operating Expenses after Expense Reimbursement	0.98%	1.73%	1.73%	0.73%

1.
For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge (“CDSC”) of 1% is applicable to redemptions within 12 months of purchase. See “Applicable Sales Charges - Front-End Sales Charges - Class A Shares” on page 115 of the Fund’s Prospectus.

2.
5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

3.	The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4.
Fifth Third Asset Management, Inc., the Fund’s Adviser and Administrator, has contractually agreed to waive fees and expenses through November 23, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the Adviser’s agreement to waive fees and/or reimburse expenses expires on November 23, 2012.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$595	$1,312	$2,049	$3,985

Class B Shares

Assuming Redemption	$676	$1,377	$2,190	$4,166

Assuming No Redemption	$176	$1,077	$1,990	$4,166

Class C Shares

Assuming Redemption	$276	$1,075	$1,986	$4,318

Assuming No Redemption	$176	$1,075	$1,986	$4,318

Institutional Shares	$75	$777	$1,503	$3,430

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund will normally concentrate its investments in a group of 50 to 75 stocks. The Fund is designed to provide long-term capital appreciation by investing at least 80% of its assets in high-quality companies with histories of rising earnings and dividends. The portfolio managers believe that high-quality companies have the potential to provide an increasing stream of income to shareholders and protect investment capital in down markets. In selecting suitable investments, the Adviser will attempt to find companies with a track record of consistent growth in earnings and dividends. The Fund may also invest up to 20% of its assets in attractive growth or attractive value companies and/or companies with a low price/earnings ratio that may or may not pay a dividend. The Adviser will focus on several key areas in implementing the Fund’s investment strategy.

The Adviser will typically employ quantitative screens to identify high-quality companies that meet market capitalization targets. The Adviser will evaluate widely-traded companies with market capitalizations greater than $2 billion – including large and some mid cap companies. Within this universe of companies, the Adviser will typically seek companies that are experiencing consistent earnings and dividend growth by searching for companies that have reported increased earnings and/or dividends over the last several reporting periods.

The Adviser will typically also rank each company based on the quality of earnings and dividends and the prospect for a continuation of earnings and dividends growth. The Adviser typically will employ screening tools that capture quantitative factors such as earnings and dividend quality rankings, earnings stability, and earnings and dividend growth – screening that is intended to aid in the identification of attractive new ideas warranting further consideration.

The Adviser will typically also conduct an analysis of company fundamentals and historical valuations.
The Adviser will typically utilize a stock selection approach that is fundamentally based and focuses on issues related to the quality of management, product development, reputation, financial progress, business models, and enterprise risks.

The Fund’s disciplined approach will continue once a stock is purchased and the Adviser will closely monitor risk factors of the portfolio and seek to control risk by adjusting sector weights and diversifying the portfolio as it deems appropriate.

The Adviser will typically also employ a consistent sell strategy. If a stock that was chosen for the portfolio no longer meets the pre-established parameters described above, or if another company is identified to have greater fundamental potential, the stock may be sold.

The Fund may engage in securities lending.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

Dividend Securities Risk.   Stocks that pay regular dividends provide investors some return of their investment, to an extent supporting the stock’s price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

Equity Securities Risk.   The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Growth Securities Risk.   Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The

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prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.
Investment Discretion Risk.   There is no guarantee that the Adviser’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund’s investment objective, which could have an adverse impact on the Fund’s performance.

Larger Company Risk.   Larger, more established companies tend to operate in mature markets, which often present less robust growth prospects. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

Market and Regulatory Risk.   Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.

Medium-Sized Company Risk.   Stocks of medium-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because medium-sized companies generally do not have the financial resources that larger companies have.

Securities Lending Risk.   The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

Turnover Risk.   Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

Value Securities Risk.   Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

Performance
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

Calendar Year

Best quarter:	Q4 2003	12.70%
Worst quarter:	Q4 2008	-23.05%
Year to Date Return (1/1/11 to 9/30/11):		-7.24%

AVERAGE ANNUAL TOTAL RETURNS	Inception	Past	Past	Past
(for periods ended December 31, 2010)	Date	Year	5 Years	10 Years

Class A Shares (with 5.00% sales charge)	3/4/85

Return Before Taxes		6.11%	0.90%	-2.88%

Return After Taxes on Distributions		5.93%	0.43%	-3.11%

Return After Taxes on Distributions and Sale of Fund Shares		4.19%	0.51%	-2.52%

Class B Shares (with applicable Contingent Deferred Sales Charge)	10/11/00

Return Before Taxes		5.83%	0.77%	-3.04%

Class C Shares (with applicable Contingent Deferred Sales Charge)	3/9/98

Return Before Taxes		10.88%	1.14%	-3.15%

Institutional Shares	8/11/98

Return Before Taxes		11.94%	2.16%	-2.16%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)		15.06%	2.29%	1.41%

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After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Management
Investment Adviser
Fifth Third Asset Management, Inc. (“FTAM”)

Portfolio Manager
Peter Kwiatkowski, CFA, FTAM Director of Growth and Income Strategies, Portfolio Manager of the Fund since August 2005.

The Fifth Third Dividend Growth Fund is managed by a team of investment professionals. Peter Kwiatkowski, CFA, is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kwiatkowski is assisted in managing the Fund by Amy Denn and Dan Popowics, CFA. Mr. Kwiatkowski has served the Fund since August 2005; Ms. Denn has served the Fund since March 2009; and Mr. Popowics has served the Fund since August 2009.

Purchases and Sales of Fund Shares
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is
$1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next net asset value after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FTF-SP-DG1111

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